UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2011

VIRTUSA CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33625	04-3512883
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

2000 West Park Drive Westborough, Massachusetts	01581
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 389-7300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Asset Purchase Agreement

On July 1, 2011, Virtusa Corporation (the “Company”) acquired certain assets comprising the business of ALaS Consulting LLC, a New York limited liability company (“ALaS”), pursuant to an Asset Purchase Agreement (the “Asset Purchase Agreement”) with ALaS and the members of ALaS (the “Members”), dated as of July 1, 2011.  The acquisition is intended to extend the Company’s position within the banking, financial services and insurance industries by adding capital markets domain expertise, consulting and program management skills.

The purchase price is approximately $27.8 million in cash, 10% of which is subject to a hold back by the Company for a period of 12 months as security for the indemnification obligations of ALaS and the Members under the Asset Purchase Agreement.  As part of the transaction, substantially all of the employees of ALaS accepted employment with the Company.  The Company has agreed to issue an aggregate of up to $4,000,000 in shares of restricted stock from the Company’s 2007 Stock Option and Incentive, not to exceed 250,000 shares, to these new Company employees.  The shares will vest annually over a four year period.

There are no material relationships between the Company or any of its affiliates and any of the parties to the Asset Purchase Agreement and related agreements, other than in respect of such agreements themselves.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Asset Purchase Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.02.  Results of Operations and Financial Condition.

On July 5, 2011, the Company announced the closing of the acquisition of certain assets comprising the business of ALaS and provided certain financial information in connection therewith.  The full text of the press release issued in connection with this announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 7.01.  Regulation FD Disclosure.

On July 5, 2011, the Company issued a press release announcing that it acquired the assets comprising the business of ALaS.  The full text of the press release issued in connection with this announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

(a)                     Financial statements of businesses acquired

The financial statements required by Item 9.01(a) of Form 8-K will be filed not later than 71 days after the date by which this Current Report on Form 8-K must be filed.

(b)                     Pro forma financial information

The pro forma financial statements required by Item 9.01(b) of Form 8-K will be filed not later than 71 days after the date by which this Current Report on Form 8-K must be filed.

(d)  Exhibits

EXHIBIT
NUMBER	DESCRIPTION

2.1*	Asset Purchase Agreement by and among the Company, ALaS Consulting LLC, a New York limited liability company, and the members thereof, dated as of July 1, 2011.

99.1**	Press release issued by Virtusa Corporation on July 5, 2011.

*

Filed herewith. Schedules and exhibits to the Asset Purchase Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish supplementally copies of such omitted schedules and exhibits to the Securities and Exchange Commission upon request.

**	Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Virtusa Corporation

Date: July 5, 2011	By:	/s/ Ranjan Kalia
Ranjan Kalia
Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

2.1*	Asset Purchase Agreement by and among the Company, ALaS Consulting LLC, a New York limited liability company, and the members thereof, dated as of July 1, 2011.

99.1**	Press release issued by Virtusa Corporation on July 5, 2011.

*

Filed herewith. Schedules and exhibits to the Asset Purchase Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish supplementally copies of such omitted schedules and exhibits to the Securities and Exchange Commission upon request.

**	Furnished herewith.